Note 14 - Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Notes to Financial Statements
Subsequent Events [Text Block]

Note 14.  Subsequent Events

In November 2019, the Company and Oxford agreed to amend the Loan Agreement. Oxford agreed to one month of interest-only payments followed by four months of scheduled repayments. The maturity date of the Term Loans is March 1, 2020. The amendment fee amounted to $30,000.

Note 13.   Subsequent Events

In January  2019, the Company and Oxford Finance agreed to amend the debt agreement. Oxford agreed to 2 months of interest-only payments followed by 8 months of repayments  upon delivery by February 1, 2019 of an executed term sheet between the Company  and Domain,  the Company’s majority investor and an affiliate thereof, that would result in aggregate proceeds to the Company  of $20.0 million. The Company  was also required to place $200,000 in a segregated bank account that is subject to a blocked control agreement in favor of Oxford. The funds in the segregated account were to be released upon the earlier of, the consummation of a merger by March 31, 2019 or the consummation of the equity financing. The Company  recorded the $200,000 as restricted cash in its balance sheet at March 31, 2019. The maturity date of the loans remained unchanged.  The amendment fee amounted to $50,000. The amendment was accounted  for as a debt modification.

Beginning in January  2019, the Company  amended the 401(k) Plan to discontinue  the nonelective safe harbor  contribution on behalf of each employee equal to 3% of their annual salary.

In April 2019 and May 2019, the Company’s primary investor agreed to provide the Company  with $2.0 million and $0.5 million in the form of Notes to fund the Company’s operations. These notes accrue simple interest on the outstanding principal amount  at the rate of 8% per annum and mature on April 26, 2020 and May 29, 2020.

In May 2019, the Company and Oxford Finance agreed to a seventh amendment to provide consent to the Merger. This consent amended certain provisions of the term loan to protect Oxford’s rights under the original term loan agreement. The consent allowed Alliqua to be named as an additional borrower.

On May 3, 2019 the Company completed its Merger into Alliqua Biomedical Inc. (“Alliqua”). Immediately following the Merger, the combined company’s name was changed from “Alliqua BioMedical, Inc.” to “Adynxx, Inc.” The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal  Revenue Code of 1986, as amended. Under the Exchange Ratio formula in the Merger Agreement, as of immediately following the Merger, but excluding the effect of certain financings (as further described in the Merger Agreement), Adynxx equity holders now own approximately 86% of the aggregate number of shares of the combined company and Alliqua equity holders own approximately 14% of the combined company.

Subject to the terms and conditions of the Merger Agreement (a) each outstanding share of capital stock of Adynxx, was converted into the right to receive the number of shares of Alliqua’s common stock equal to the Exchange Ratio formula in the Merger Agreement and (b) each outstanding Adynxx stock option,  whether vested or unvested, and warrant that has not previously been exercised, was assumed by the post merged company and converted into a stock option or warrant, as the case may be, to purchase shares of the post merged Adynxx Company’s common stock at the Exchange Ratio formula in the Merger Agreement.

On May 3, 2019, prior to the closing of the Merger, the $3.0 million of Notes and $203,000 of cumulative accrued interest, was converted into 10,223,996 shares of Series B convertible preferred stock.

The Company has evaluated subsequent events through June 7, 2019, the date the financial statements were issued, for appropriate accounting  and financial statement  disclosures.